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USAA FLORIDA TAX-FREE INCOME FUND
USAA FLORIDA TAX-FREE MONEY MARKET FUND
SUPPLEMENT DATED SEPTEMBER 23, 2011
TO THE FUND’S PROSPECTUS
DATED AUGUST 1, 2011

The Board of Trustees of USAA Mutual Funds Trust (Trust) approved the closure of both the Florida Tax-Free Income Fund and the Florida Tax-Free Money Market Fund (the Funds) to new investors effective as of the close of business on September 23, 2011.

Florida Tax-Free Income Fund

On August 25, 2011, the Board of Trustees, subject to shareholder approval, approved the reorganization and merger of the Florida Tax-Free Income Fund into the Tax Exempt Long-Term Fund, both series of the Trust. The funds offer comparable objectives, investment strategies, and restrictions, and the Tax Exempt Long-Term Fund operates with a lower expense ratio than Florida Tax-Free Income Fund.

After determining that it was in the best interests of the shareholders of each fund and that the interests of shareholders in each fund will not be diluted as a result of the transaction, the Board approved the merger subject to shareholder approval, which is scheduled to occur on November 11, 2011. Prior to this date you will receive a Proxy Statement that will provide more detailed information concerning the reorganization and merger. In addition, legal counsel has advised the Board that the reorganization will be treated as a tax-free transaction to the Florida Tax-Free Income Fund and its shareholders.

Florida Tax-Free Money Market Fund

On January 27, 2012, the USAA Florida Tax-Free Money Market Fund will close. It is important that you take action prior to this date. If you choose not to take action, we will close your account and send you a check equal to the net asset value (NAV) of your holdings as of January 27, 2012. Please call one of our member service representatives at 1-800-531-8964 and they will be able to offer you further assistance in providing options in making an investment choice that helps you meet your financial goals.

97240-0811